UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

MADRIGAL PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

P.O. BOX 8016, CARY, NC 27512-9903 Madrigal Pharmaceuticals, Inc. Important Notice Regarding the Availability of Proxy Materials Stockholders Meeting to be held on June 15, 2023 For Stockholders of record as of April 27, 2023 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/MDGL To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/MDGL Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before June 05, 2023. To order paper materials, use one of the following methods. INTERNET TELEPHONE * E-MAIL www.investorelections.com/MDGL (866) 648-8133 paper@investorelections.com When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Madrigal Pharmaceuticals, Inc. Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report on Form 10-K as amended Meeting Type: Annual Meeting of Stockholders Date: Thursday, June 15, 2023 Time: 9:00 AM, Eastern Time Place: Annual Meeting to be held live via the Internet—please visit www.proxydocs.com/MDGL to register to attend the Annual Meeting. SEE REVERSE FOR FULL AGENDA

Madrigal Pharmaceuticals, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR PROPOSALS 1, 2, 3 AND 4 PROPOSAL 1. Re-election of Class I Directors 1.01 Paul A. Friedman, M.D. 1.02 Kenneth M. Bate 1.03 James M. Daly 2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. 3. Advisory vote to approve executive compensation. 4. Amendment of Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation. discretion To transact to such vote other on such business other matters that is properly as may presented be properly at brought the meeting before and the any 2023 adjournments Annual Stockholder or postponements Meeting. thereof and use the